4Q & FY14 Earnings Presentation February 26, 2015 NASDAQ: NTLS NASDAQ: NTLS

Presentation of Financial and Other Important Information USE OF NON-GAAP FINANCIAL MEASURES Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, transaction related costs, restructuring and asset impairment charges, gain/loss on sale or disposal of assets and derivatives, net income attributable to noncontrolling interests, other expenses/income, equity-based compensation charges, separation charges, secondary offering costs, and adjustments for impact of recognizing a portion of the billed SNA contract revenues on a straight line basis. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS Any statements contained in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans," "estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation ("Sprint"); the approval and timing of Eastern Markets' spectrum sale; our ability to realize the expected proceeds, cost savings and other benefits from the wind down of our Eastern Markets; the timing and ultimate completion of any tower sales; a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. 2

Agenda 3 3 Michael Huber, Chairman Rod Dir, Chief Executive Officer Steb Chandor, Chief Financial Officer Craig Highland, SVP Finance & Corporate Development (Q&A Session) • Opening Remarks • Strategic Update • Financial & Operational Results • Q&A Session

Strategic Trajectory 4 Leverage our strategic relationship with Sprint to enhance nTelos’s operations Strengthen our retail performance Improve our processes and become more efficient Increase the strategic relevance of our assets Strategic Objectives Monetizing non-core and underutilized assets – tower portfolio and Eastern spectrum Focusing our investment and operations solely on our Western Markets Significantly reducing capital requirements by exiting Eastern Markets Improving operational efficiencies and reducing costs through specific initiatives Strategic Initiative Actions

Strategic Refocus Activities 5 Western Markets  4G LTE roll out continues  Equipment Installment Plan (EIP) continues to gain traction  Expanded device lineup to meet customer demand Eastern Markets  Wind down on track  Spectrum sale  Agency agreement in place Corporate  Completed first installment of towers sale  Increased operational efficiencies

Mission: Be a Leading Provider of Wireless Services in the Markets We Serve 6 Operating Goals and Objectives:  Revenue expansion  EIP success  Expanded device offerings  Cost containment  Improved systems  Organizational realignment  Strategic Advancement  Leverage SNA vendor relationship

Key Subscriber Metrics (Western Markets) Metric FY 14 FY 13 Change 7 Ending Subscribers 282,100 273,600 8,500 ARPA $134.75 $133.62 1% Gross Adds 100,400 97,600 2,800 Net Adds 14,600 19,000 (4,400) Churn 2.6% 2.5% 10 bps  Positive Retail Performance  3% subscriber growth  Churn relatively flat  Growth in ARPA

Strengthening Retail Proposition in Western Markets 8  Elevating the “Best Value in Wireless” brand  Going back to our roots in Western Markets – local involvement, family-focus  Achieve profitable retail growth  Sales organization realignment on key deliverables  Deploying a multi-band 4G network  Expanding coverage to 50% of Covered POPs by year end  New revenue generating services and connected devices  Increasing EIP penetration Targeting material market share improvements in the Western Markets

Key Financial Metrics (Western Markets) 9 Metric ($ millions) 4Q14 4Q13 Change Revenues $96.7 $88.6 9% Adjusted EBITDA $30.2 $27.5 10% FY14 FY13 Change $360.1 $359.8 -- $129.7 $145.7 (11%) $89 $89 $86 $88 $97 $28 $33 $33 $33 $30 $0 $20 $40 $60 $80 $100 $120 4Q13 1Q14 2Q14 3Q14 4Q14 Revenues Adjusted EBITDA Ending Subscribers N/A N/A N/A 282,100 273,600 8,500

Key Financial & Subscriber Metrics (Consolidated) 10 Metric ($ millions) 4Q14 4Q13 Change Revenues $128.3 $121.8 5% Adjusted EBITDA $31.4 $26.7 18% FY14 FY13 Change $487.8 $491.9 (1%) $132.4 $150.9 (12%) Ending Subscribers N/A N/A N/A 448,900 464,600 (15,700) $122 $122 $118 $120 $128 $27 $34 $34 $33 $31 $0 $20 $40 $60 $80 $100 $120 $140 4Q13 1Q14 2Q14 3Q14 4Q14 Revenues Adjusted EBITDA

Wholesale/Other Revenue Impacted By SNA Amended Agreement 11 1 • 4Q14 wholesale/other revenue was $37.8 million, primarily reflecting revenue from SNA agreement with Sprint • 4Q14 billed SNA revenue was up slightly from 3Q14 to $38.3 million, tied to increased data usage (reconciliation provided in earnings release) $39 $39 $38 $38 $38 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 4Q13 1Q14 2Q14 3Q14 4Q14 SNA Billed Revenue1 millions 1SNA Billed Revenue excludes GAAP adjustments to S/L the fixed component of the contract and for the non-cash value of leased spectrum.

Capital Investment 12 12 Catalysts: • 2011-2012 Cell site expansion • 2013-2014 Initial LTE deployment • 2015-2017 Complete LTE deployment Current Status: • Rolling out tri-band network in Western Markets: • 800 MHz equipment being deployed • 2.5 GHz tested and scheduled for deployment millions $48 $53 $68 $83 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 2011 FY 2012 FY 2013 FY 2014 Western Markets CapEx millions $58 $72 $81 $107 $0 $20 $40 $60 $80 $100 $120 FY 2011 FY 2012 FY 2013 FY 2014 Consolidated CapEx

Capitalization Overview Cash, unrestricted $73.5 Total Debt $525.4 Net Debt $451.9 LTM Adjusted EBITDA 1 $132.4 Secured Term Loan $524.5 Net Debt Leverage 3.4x Note: Excludes $35 million in cash proceeds from tower sale in February 13 1Please see Adjusted EBITDA reconciliation in the Appendix.

FY 2015 Preliminary Outlook (as of February 26, 2015) 14 14  For the year ended December 31, 2015:  Adjusted EBITDA of $100 - $108 million (unchanged from December 2, 2014) • Includes approximately $140 - $144 million of SNA billed revenue • Includes $9 - $12 million of cost savings realized in FY 2015 of $20 million in corporate overhead previously allocated to Eastern Markets in FY 2014 • Excludes any benefit from the wind-down of the Eastern Markets, restructuring costs and impairment charges  CapEx expected to be approximately $95 - $105 million

Questions & Answers

Appendix

FY 2014 - FY 2015 Guidance 17 17 2014 Adjusted EBITDA $132 million Eastern Markets Pre-Corp. O/H EBITDA Elimination ($24) million Eastern Markets-Related Corp. O/H Elimination $9-$12 million1 Western Markets Post-Corp. O/H EBITDA $108 million 2015 SNA Billed Revenue ($10-$14) million 2015 Adjusted EBITDA Outlook $100-$108 million 2016 O/H Elimination $8-$11 million $60 $70 $80 $90 $100 $110 $120 $130 $140 1Of the $20 million of corporate overhead allocation otherwise absorbed by the remaining company in 2015, the Company expects to eliminate $9-$12 million during 2015.  2015 guidance driven by:  Wind down in East  Contracted SNA rate reset

# Select Financial Metrics

## NTELOS Holdings Corp.

**Select Financial Metrics (in thousands)**

| | 1Q13 | 2Q13 | 3Q13 | 4Q13 | 1Q14 | 2Q14 | 3Q14 | 4Q14 | FY 2013 | FY 2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| Western Markets | | | | | | | | | | |
| *Revenue* | $ 86,774 | $ 86,921 | $ 97,516 | $ 88,555 | $ 89,166 | $ 86,125 | $ 88,191 | $ 96,652 | $ 359,766 | $ 360,134 |
| *Operating Expenses* | 65,137 | 61,313 | 66,691 | 74,897 | 71,217 | 70,554 | 73,041 | 86,175 | 268,038 | 300,987 |
| *Operating Income* | 21,637 | 25,608 | 30,825 | 13,658 | 17,949 | 15,571 | 15,150 | 10,477 | 91,728 | 59,147 |
| *Adjusted EBITDA* | 36,504 | 38,051 | 43,688 | 27,504 | 33,348 | 33,307 | 32,878 | 30,197 | 145,747 | 129,730 |
| *Capital Expenditures* | 15,023 | 22,872 | 18,345 | 11,796 | 824 | 24,992 | 21,141 | 35,664 | 68,036 | 82,621 |
| Consolidated | | | | | | | | | | |
| *Revenue* | $ 119,345 | $ 119,859 | $ 130,912 | $ 121,766 | $ 122,082 | $ 117,795 | $ 119,638 | $ 128,319 | $ 491,882 | $ 487,834 |
| *Operating Expenses* | 101,852 | 96,308 | 103,491 | 114,402 | 110,218 | 107,892 | 109,315 | 211,659 [1] | 416,053 | 539,084 [1] |
| *Operating Income* | 17,496 | 23,554 | 27,422 | 7,364 | 11,863 | 9,904 | 10,323 | (83,340) | 75,836 | (51,250) |
| *Adjusted EBITDA* | 37,416 | 41,188 | 45,558 | 26,726 | 33,923 | 34,363 | 32,778 | 31,371 | 150,888 | 132,435 |
| *Capital Expenditures* | 16,913 | 27,061 | 21,185 | 15,549 | 13,961 | 29,883 | 23,867 | 39,289 | 80,708 | 107,000 |
| Eastern Markets | | | | | | | | | | |
| *Revenue* | $ 32,571 | $ 32,938 | $ 33,396 | $ 33,211 | $ 32,916 | $ 31,670 | $ 31,447 | $ 31,667 | $ 132,116 | $ 127,700 |
| *Operating Expenses* | 36,715 | 34,995 | 36,800 | 39,505 | 39,001 | 37,338 | 36,274 | 125,484 [1] | 148,015 | 238,097 [1] |
| *Operating Income* | (4,141) | (2,054) | (3,403) | (6,294) | (6,086) | (5,667) | (4,827) | (93,817) | (15,892) | (110,397) |
| *Adjusted EBITDA* | 912 | 3,137 | 1,870 | (778) | 575 | 1,056 | (100) | 1,174 | 5,141 | 2,705 |
| *Capital Expenditures* | 1,890 | 4,189 | 2,840 | 3,753 | 13,137 | 4,891 | 2,726 | 3,625 | 12,672 | 24,379 |

*Note: Western Markets is defined as Consolidated Financial Measures less Eastern Market Financial Measures.*
*[1] Includes $87.9 million of impairments and other charges and $3.7 million of restructuring charges.*

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Consolidated

Adjusted EBITDA Reconciliation – Consolidated 2 0 0 (In thousands) 4Q14 3Q14 2Q14 1Q14 4Q13 Net income (loss) attributable to NTELOS Holdings Corp. (56,208)$ 804$ 484$ 1,286$ (784)$ Net income attributable to noncontrolling interests 307 352 373 436 403 Net income (loss) (55,901) 1,156 857 1,722 (381) Interest expense 8,052 8,371 8,315 7,958 7,504 Income tax expense (benefit) (35,411) 767 640 1,110 80 Other expense (income), net (80) 29 92 1,073 161 Operating income (loss) (83,340) 10,323 9,904 11,863 7,364 Depreciation and amortization 18,990 18,473 19,929 19,067 17,486 Impairment and other charges 87,853 - - - - Restructuring 3,663 - - - - Accretion of asset retirement obligations 362 280 331 315 171 Equity-based compensation 778 (403) 1,283 1,311 1,330 SNA straight-line adjustment 3,065 1 3,065 1 2,043 - - Other - 1,040 3 873 2 1,367 3 375 4 Adjusted EBITDA 31,371$ 32,778$ 34,363$ 33,923$ 26,726$ 4 4Q13 includes $0.4 million related to secondary offering cost. 3 2014 includes $1.0 million charge in 3Q and $1.4 million charge in 1Q related to certain employee separation expenses. 1 Adjustment for impact of recognizing a portion of the billed SNA contract on a straight-line basis 2 2Q14 includes $0.9 million legal costs related to new Sprint agreement.

# ARPA Reconciliation — Consolidated

| ARPA Reconciliation - Postpay | | | | | | | |
|---|---|---|---|---|---|---|---|
| **Average Monthly Revenue per Account (ARPA)** [1] | **4Q14** | **3Q14** | **2Q14** | **1Q14** | **4Q13** | **FY 2014** | **FY 2013** |
| *(In thousands, except for accounts and ARPA)* | | | | | | | |
| Operating revenues | $ 128,319 | $ 119,638 | $ 117,795 | $ 122,082 | $ 121,766 | $ 491,882 | $ 491,882 |
| Less: prepay service revenues | (14,516) | (15,521) | (16,206) | (16,960) | (16,956) | (65,300) | (65,300) |
| Less: equipment revenues | (19,301) | (9,802) | (6,560) | (7,491) | (6,572) | (25,245) | (25,245) |
| Less: wholesale and other adjustments | (37,865) | (37,231) | (37,900) | (40,018) | (40,525) | (172,754) | (172,754) |
| Postpay service revenues | $ 56,637 | $ 57,084 | $ 57,129 | $ 57,613 | $ 57,713 | $ 228,583 | $ 228,583 |
| Average number of postpay accounts | 142,500 | 141,800 | 138,800 | 139,700 | 140,500 | 141,700 | 141,700 |
| Postpay ARPA | $ 132.48 | $ 134.18 | $ 137.20 | $ 137.47 | $ 136.89 | $ 134.44 | $ 134.44 |

[1] Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company's consolidated Income Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company's performance in attracting and retaining high-value customers.

nTelos

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Western Markets

Statement of Operating Income – Western Markets 2 3 3 Western Markets Proforma ¹ Condensed Consolidated Statements of Operations (In thousands, except per share amounts) December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 March 31, 2013 December 31, 2014 December 31, 2013 Operating Revenues 96,652$ 88,191$ 86,125$ 89,166$ 88,555$ 97,516$ 86,921$ 86,774$ 360,134$ 359,766$ Operating Expenses Cost of sales and services 45,486 38,585 34,602 34,551 39,223 33,055 29,516 30,109 153,224 131,903 Customer operations 18,296 15,169 14,996 16,021 16,356 15,317 14,461 14,725 64,482 60,859 Corporate operations 6,710 5,629 7,238 7,723 6,864 6,533 6,025 6,489 27,300 25,911 Restructuring 982 - - - - - - - 982 - Depreciation and amortization 14,701 13,658 13,718 12,922 12,454 11,786 15,753 13,814 54,999 53,807 Gain on sale of intangible assets - - - - - - (4,442) - - (4,442) 86,175 73,041 70,554 71,217 74,897 66,691 61,313 65,137 300,987 268,038 Operating Income 10,477$ 15,150$ 15,571$ 17,949$ 13,658$ 30,825$ 25,608$ 21,637$ 59,147$ 91,728$ ¹ Proforma Western Markets is defined as Holdings less Eastern Markets. Twelve Months Ended (Unaudited) Three Months Ended (Unaudited)

# Adjusted EBITDA Reconciliation – Western Markets

| (In thousands) | | 4Q14 | | 3Q14 | | 2Q14 | | 1Q14 | | 4Q13 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net income (Loss) attributable to NTELOS Holdings Corp. | $ | (56,208) | $ | 804 | $ | 483 | $ | 1,287 | $ | (784) |
| Net income attributable to noncontrolling interests | | 307 | | 352 | | 373 | | 436 | | 403 |
| **Net income (loss)** | $ | **(55,901)** | $ | **1,156** | $ | **856** | $ | **1,723** | $ | **(381)** |
| Operating loss attributable to Eastern Markets | | 93,817 | | 4,827 | | 5,668 | | 6,085 | | 6,294 |
| Interest expense | | 8,052 | | 8,371 | | 8,315 | | 7,958 | | 7,504 |
| Income tax expense (benefit) | | (35,411) | | 767 | | 640 | | 1,110 | | 80 |
| Other expense (income), net | | (80) | | 29 | | 92 | | 1,073 | | 161 |
| **Operating income** | $ | **10,477** | $ | **15,150** | $ | **15,571** | $ | **17,949** | $ | **13,658** |
| Depreciation and amortization | | 14,701 | | 13,658 | | 13,718 | | 12,922 | | 12,453 |
| Restructuring [2] | | 982 | | - | | - | | - | | - |
| Gain on sale of intangible assets | | - | | - | | - | | - | | - |
| Accretion of asset retirement obligations | | 241 | | 179 | | 235 | | 223 | | 120 |
| Equity-based compensation | | 731 | | (212) | | 866 | | 887 | | 898 |
| SNA straight-line adjustment [3] | | 3,065 | | 3,065 | | 2,043 | | - | | - |
| Other [4] | | - | | 1,038 | | 874 | | 1,367 | | 375 |
| **Adjusted EBITDA** | $ | **30,197** | $ | **32,878** | $ | **33,307** | $ | **33,348** | $ | **27,504** |

[1] Proforma Western Markets is defined as Holdings less Eastern Markets.

[2] Restructuring costs attributable to Corporate and Western Markets.

[3] Adjustment for impact of recognizing a portion of the billed SNA contract revenues on a straight-line basis.

[4] Other includes legal and advisory fees related to Amended and Restated Sprint agreement and certain employee separation charges.

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# ARPA Reconciliation — Western Markets

| ARPA Reconciliation - Postpay | | | | | | | |
|---|---|---|---|---|---|---|---|
| Average Monthly Revenue per Account (ARPA) [1] | 4Q14 | 3Q14 | 2Q14 | 1Q14 | 4Q13 | FY 2014 | FY 2013 |
| *(In thousands, except for accounts and ARPA)* | | | | | | | |
| Operating revenues | $ 96,652 | $ 88,191 | $ 86,125 | $ 89,166 | $ 88,555 | $ 360,134 | $ 359,766 |
| Less: prepay service revenues | (6,235) | (6,342) | (6,507) | (6,700) | (6,620) | (25,784) | (25,048) |
| Less: equipment revenues | (14,827) | (6,620) | (4,053) | (4,556) | (3,987) | (30,056) | (14,847) |
| Less: wholesale and other adjustments | (37,369) | (37,123) | (37,701) | (40,139) | (40,330) | (152,332) | (172,291) |
| Postpay service revenues | $ 38,221 | $ 38,106 | $ 37,864 | $ 37,771 | $ 37,618 | $ 151,962 | $ 147,580 |
| Average number of postpay accounts | 96,400 | 94,900 | 92,400 | 92,200 | 91,900 | 94,000 | 92,000 |
| Postpay ARPA | $ 132.12 | $ 133.83 | $ 136.61 | $ 136.60 | $ 136.49 | $ 134.75 | $ 133.62 |

[1] Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company's consolidated Income Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company's performance in attracting and retaining high-value customers.

nTelos
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4Q & FY14 Earnings Presentation February 26, 2015 NASDAQ: NTLS NASDAQ: NTLS